Execution Version

TENTH AMENDMENT AND BORROWING BASE AGREEMENT
DATED AS OF MAY 12, 2015
AMONG
BERRY PETROLEUM COMPANY, LLC,
AS BORROWER,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

TENTH AMENDMENT AND BORROWING BASE AGREEMENT
THIS TENTH AMENDMENT AND BORROWING BASE AGREEMENT (this “Agreement”) dated as of May 12, 2015, among BERRY PETROLEUM COMPANY, LLC, a Delaware limited liability company (the “Borrower”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Second Amended and Restated Credit Agreement dated as of November 15, 2010 (as amended to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders redetermine the Borrowing Base under the Credit Agreement as set forth in this Agreement, and the Lenders are willing, subject to the terms and conditions set forth herein, to redetermine the Borrowing Base as set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Agreement, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
Section 2.    Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting the amount “$50,000,000” in the definition of LC Sublimit and replacing it with the amount “$30,000,000”.
Section 3.    Borrowing Base. From and after the Effective Date, the Borrowing Base shall be, and hereby is, equal to the amount of $1,200,000,000, which Borrowing Base shall remain in effect until the next Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Required Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute a Scheduled Redetermination. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.9 of the Credit Agreement.
Section 4.    Borrowing Base Account
4.1    From and after the Effective Date until the balance in the Borrowing Base Account (as defined below) is $0.00, the Borrower may only withdraw amounts from the Borrowing Base Account with either (a) a concurrent reduction of the Borrowing Base by an amount equal to the

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amount of such withdrawal or (b) the consent of the Required Lenders in connection with a Redetermination of the Borrowing Base.
4.2    The Borrower shall deliver a written notice to the Administrative Agent two (2) Business Days in advance of the date on which it desires to make a withdrawal pursuant to Section 4.1(a) above acknowledging that the Borrowing Base shall automatically be reduced by an amount equal to the amount of such withdrawal concurrently with such withdrawal. The Borrower may not make a withdrawal pursuant to Section 4.1(a) above if after giving effect to the reduction of the Borrowing Base upon such withdrawal a Borrowing Base Deficiency would exist.
4.3    Upon each Redetermination of the Borrowing Base the Administrative Agent shall inform the Borrower concurrently with the delivery of the notice of the new Borrowing Base of amounts, if any, which may be withdrawn pursuant to Section 4.1(b) above.
Section 5.    Conditions Precedent This Agreement shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 10.1(a) of the Credit Agreement) (such date, the “Effective Date”):
5.1    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date and all other fees the Borrower has agreed to pay in connection with this Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.2    The Administrative Agent shall have received from Lenders constituting the Required Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such Person.
5.3    The Borrower shall have deposited $250,000,000 in security account No. 1ba66992 with Wells Fargo Bank National Association that is subject to a security control agreement with the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent (the “Borrowing Base Account”).
5.4    The Administrative Agent shall have received from the Borrower executed counterparts (in such number as may be reasonably requested by the Administrative Agent) of the Security Agreement dated as of the date hereof granting a security interest to the Administrative Agent in the Borrowing Base Account.
5.5    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Agreement.
The Administrative Agent is hereby authorized and directed to declare this Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 10.1(a) of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

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Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the effectiveness of this Agreement.
6.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Agreement; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Secured Obligations in accordance with the terms thereof, after giving effect to this Agreement; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and
(ii)    no Default or Event of Default has occurred and is continuing.
6.3    Loan Document. This Agreement is a Loan Document.
6.4    Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Agreement by facsimile transmission or electronic (PDF) means shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 10.4(a) of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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6.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:	BERRY PETROLEUM COMPANY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

Signature Page to Tenth Amendment and Borrowing
Base Agreement Berry Petroleum Company, LLC

LENDERS:	WELLS FARGO BANK, N.A., as Administrative Agent, a Lender, Swingline Lender and LC Issuer

	By:	/s/ Betsy Jocher
Betsy Jocher
Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Authorized Signatory

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Luke Syme
Luke Syme
Assistant Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Saqeeb Ludhi
Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Authorised Signatory

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

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CREDIT SUISSE, AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

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BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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MUFG UNION BANK, N.A. (f/k/a Union Bank, N.A., as a Lender

By:	/s/ Stacey Goldstein
Name:	Stacey Goldstein
Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Managing Director

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

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ING CAPITAL LLC, as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

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SUN TRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brad Johann
Name:	Brad Johann
Title:	Vice President

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COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen Bowen
Title:	Managing Director

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SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

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DNB CAPITAL LLC, as a Lender

By:	/s/ Asulv Tveit
Name:	Asulv Tvelt
Title:	First Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

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ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

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BNP PARIBAS, as a Lender

By:	/s/ Scott Joyce
Name:	Scott Joyce
Title:	Managing Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Vice-President

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NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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COMERICA BANK, as a Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Senior Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Vice President

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TORONTO DOMINION (NEW YORK) LLC, as a Lender THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

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FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

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PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Tyargeon
Name:	Tom Tyargeon
Title:	Managing Director

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

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ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Senior Vice President

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BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Sonja Borodko
Name:	Sonja Borodko
Title:	Vice President

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REGIONS BANK, solely for purposes of Section 4 as an Exiting Lender

By:
Name:
Title:

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Mathew Meyers
Name:	Mathew Meyers
Title:	Authorized Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

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BP ENERGY COMPANY, as a Lender

By:	/s/ Ryan McGeachie
Name:	Ryan McGeachie
Title:	Attorney-in-Fact

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NATIONAL BANK OF CANADA, as a Lender

By:	/s/ Mark Williamson
Name:	Mark Williamson
Title:	Authorized Signatory

By:	/s/ Greg Steidl
Name:	Greg Steidl
Title:	Authorized Signatory

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COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Director

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Base Agreement Berry Petroleum Company, LLC